Exhibit 10.60


                           ASSIGNMENT OF TRADEMARK

      THIS ASSIGNMENT OF TRADEMARK (this "Assignment") is made and entered into on Feb. 14, 2001 by and among IGI, Inc., a New Jersey corporation ("IGI"), Igen, Inc., a Delaware corporation ("Igen"), Immunogenetics, Inc., a Delaware corporation ("Immunogentics" and, together with IGI and Igen, the "Assignor") and Genesis Pharmaceutical, Inc., a Delaware corporation ("Assignee").

                                 WITNESSETH

      WHEREAS, Assignor has developed, adopted and/or owns valuable rights in that certain trademark for any and all goods and services related thereto, both registered and unregistered relating, as more fully described in Schedule A attached hereto and made a part hereof (the "Trademark"); and

      WHEREAS, Assignor and Assignee have entered into that certain Manufacturing and Supply Agreement, dated as of Feb. 14, 2001 (the "Supply Agreement"); and

      WHEREAS, pursuant to the Supply Agreement and in connection with the transactions contemplated therein, Assignor has agreed to convey to Assignee all of Assignor's rights in the Trademark; and

      WHEREAS, Assignee is desirous of acquiring the Trademark;

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, Assignor and Assignee agree as follows:

      1. Assignor hereby sells, transfers, assigns, releases and sets over to Assignee, effective as of Feb. 14, 2001, all of Assignor's right, title and interest in and to the Trademark and the registration thereof, and in and to (i) the goodwill of the business in connection with which the Trademark is used, including, but not limited to, all formulas, know-how and data necessary to manufacture the Products (as defined in that certain Manufacturing and Supply Agreement, dated Feb. 14, 2001 by and among Assignor and Assignee), which Products are to bear the Trademark, and (ii) all rights and privileges pertaining to the Trademark, including, without limitation, the right to sue for and retain the proceeds of previous infringements thereof, TO HAVE AND TO HOLD the same unto Assignee, its successors and assigns, from and after the effective date hereof.

      2. Assignor represents and warrants that it has good title to said Trademark and that it has not assigned, conveyed, transferred, sold, encumbered, licensed or failed to maintain any rights under said Trademark.

      3. At the further request of Assignee, Assignor shall cooperate with Assignee and execute all further necessary documents prepared by Assignee for recording transfer of title to Assignee in said Trademark.

      4. Assignor agrees that neither it, nor its assignees, subsidiaries, stockholders, directors, officers, employees or agents will hereafter adopt or use any trademark or name similar to the Trademark or which tends to dilute their distinctiveness.

                [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

      IN WITNESS WHEREOF, Assignor has caused this Assignment to be executed by its duly authorized representatives in conformity with the bylaws of said Assignor, effective as of the date set forth above.


                                "ASSIGNORS"

IGI, INC.                              IGEN, INC.

By:  /s/ John Ambrose                  By:  /s/ John Ambrose
     Name:  John Ambrose                    Name:  John Ambrose
     Title: President and Chief             Title: President
            Operating Officer

IMMUNOGENETICS, INC.

By:  /s/ John Ambrose
     Name:  John Ambrose
     Title: President


Receipt Acknowledged:


                                 "ASSIGNEE"

GENESIS PHARMACEUTICAL, INC.

By:  /s/  Leonard Mazur
     Name:  Leonard Mazur
     Title: Chairman, Chief
            Executive Officer


                                 SCHEDULE A
                                      to
                          Assignment of Trademarks

                                   Registration      Registration
Trademark                               No.              Date
-------------------------------------------------------------------
WELLSKIN                             2217752       January 12, 1999
-------------------------------------------------------------------